January 4, 2001

Zandra Y. Bailes, Esquire
Office of Insurance Products
Division of Investment Management
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: T. Rowe Price Global Technology Fund, Inc.("Registrant") consisting of the following series:
        T. Rowe Price Blue Chip Growth Portfolio
        T. Rowe Price Equity Index 500 Portfolio
        T. Rowe Price Health Sciences Portfolio
      File Nos. 333-40086/811-09995

Dear Ms. Bailes:

This letter will serve as our filing under the provisions of Rule 497 of the Securities Act of 1933. We are writing to inform you that there have been no changes to the Funds' Prospectuses and Statements of Additional Information that were filed under Rule 485(b) as part of Post-Effective Amendment No. 15 on December 12, 2000.

The Prospectuses and Statements of Additional Information are dated December 29, 2000. These documents will be used for the offer and sale of Fund shares.

Sincerely,
/s/Forrest R. Foss
Forrest R. Foss